MACERICH INVESTOR PRESENTATION May 2025 NYSE: MAC | Macerich.com Washington Square | Portland, OR

C o p yr ig h t © 2 0 2 5 M ac er ic h LEGAL DISCLAIMER Note: This document contains statements that constitute forward-looking statements, which can be identified by the use of words, such as “will,” “expects,” “pro forma”, “anticipates,” “assumes,” “believes,” “estimated,” “guidance,” “potential,” “target,” “projects,” “scheduled” and similar expressions that do not relate to historical matters, and includes expectations regarding the Company’s future operational results, including the Path Forward Plan and its ability to meet the established goals under such Plan, including growth rates and acquisition and disposition goals, as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, as well as global, national, regional and local economic and business conditions, including the impact of tariffs and elevated interest rates and inflation, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, elevated interest rates and its impact on the financial condition and results of operations of the Company, including as a result of any increased borrowing costs on the Company's outstanding floating-rate debt and defaults on mortgage loans, availability, terms and cost of financing and operating expenses; adverse changes in the real estate markets including, among other things, competition from other companies, retail formats and technology, risks of real estate development and redevelopment (including elevated inflation, supply chain disruptions and construction delays), acquisitions and dispositions; adverse impacts from any pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company and its tenants; the liquidity of real estate investments; governmental actions and initiatives (including legislative and regulatory changes); environmental and safety requirements; and terrorist activities or other acts of violence, which could adversely affect all of the above factors. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2024, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so. 2

C o p yr ig h t © 2 0 2 5 M ac er ic h TABLE OF CONTENTS ▪ The New Macerich ▪ Path Forward Plan v 2.0 ▪ Portfolio and Financial Overview ▪ Case Studies ▪ Appendix Kierland Commons | Scottsdale, AZ 3

4 THE NEW MACERICH Scottsdale Fashion Square | Scottsdale, AZ

MISSION STATEMENT

Own and operate thriving retail centers that bring our communities together and create long-term value for shareholders, partners and customers

CORE VALUES

Our core values define the principles that guide our actions, decisions and the culture fostered within Macerich

Excellence	Relationships	Optimism	Integrity	Empowerment	Fun

Copyright © 2025 Macerich

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HIGHLY EXPERIENCED & ALIGNED MANAGEMENT TEAM

Focused management team executing on new CEO's strategic plan to simplify the business, improve operational performance and reduce leverage



Jack Hsieh
CEO, President and Director



Dan Swanstrom
Senior Executive Vice President, CFO and Treasurer



Doug Healey
Senior Executive Vice President, Leasing



Ann Menard
Senior Executive Vice President, Chief Legal Officer



F.K. Grunert
Executive Vice President, Leasing



Michael Guerin
Executive Vice President, Leasing



Olivia Bartel Leigh
Executive Vice President, Portfolio Operations and People



Cory Scott
Executive Vice President, Asset Management

HIGHLY EXPERIENCED	Seasoned management team with extensive public company leadership experience
DEEP INDUSTRY EXPERTISE	Significant retail industry, real estate and capital markets expertise
ALIGNED WITH SHAREHOLDERS	Executive compensation heavily tied to long-term total shareholder return performance

Copyright © 2025 Macerich

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REFRESHED BOARD & SOUND CORPORATE GOVERNANCE

Macerich prioritizes board independence and refreshment, along with sound governance policies and practices



Steven R. Hash
Independent Chairman



Jack Hsieh
CEO, President & Director



Enrique Hernandez, Jr.
Independent Director



Daniel Hirsch
Independent Director



Diana Laing
Independent Director



Marianne Lowenthal
Independent Director



Devin Murphy
Independent Director



Andrea Stephen
Independent Director

INDEPENDENT BOARD AND CHAIRPERSON	Seven of our eight directors are independent, including our Chairman of the Board
BOARD REFRESHMENT	Over 60% of our directors have been elected to our Board within the last several years
MUTA OPT OUT	Opted out of the provisions of MUTA, and prohibited from opting back in without shareholder approval
NO POISON PILL	No shareholder rights plan in effect
ESG OVERSIGHT	Primary oversight responsibility for environmental, social and governance programs

Copyright © 2025 Macerich

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C o p yr ig h t © 2 0 2 5 M ac er ic h Portfolio repositioning focused on owning high-quality, top performing regional retail centers 8 MACERICH OVERVIEW One of the country’s leading owners, operators and developers of major retail real estate (1) Represents the percentage of Go-Forward Portfolio 2024 Pro Rata NOI, see Go-Forward Portfolio list on page 28 TOTAL PORTFOLIO As of Dec 31, 2024 GO-FORWARD PORTFOLIO As of Dec 31, 2024 # of Regional Retail Centers 42 31 Total GLA (SF) 43M 34M Portfolio Occupancy 94.1% 94.5% Portfolio Sales Per Square Foot $837 $894 Average Annual Traffic Per Center 7.0M 7.6M CALIFORNIA 24% ARIZONA 20% NEW JERSEY & CONNECTICUT 10% NEW YORK 18% PENNSYLVANIA & VIRGINIA 10% OTHER 18% NOI CONCENTRATION BY STATE(1) 1972 Established 1994 IPO (NYSE: MAC) 2024 Jack Hsieh Named New CEO GO-FORWARD PORTFOLIO

STRATEGIC FOCUS ON CLASS A MALLS

The contraction in the number of U.S. regional malls reflects a strategic consolidation, primarily affecting lower-performing properties. In contrast, **top-tier Class A malls have demonstrated resilience and continued growth**, supported by strong occupancy rates, high sales per square foot and increased foot traffic

GO-FORWARD PORTFOLIO
% OF MACERICH PRO-RATA NOI



~92%
GRADE A

~92% of Macerich's NOI comes from **A or higher-tier properties,** highlighting our strong positioning in the top-performing retail real estate segment

Copyright © 2025 Macerich

Sources: Green Street Advisors May 21, 2025; Coresight Research 2023 "The State of the American Mall," Cushman & Wakefield Q4 2024

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C o p yr ig h t © 2 0 2 5 M ac er ic h As supply shrinks, malls prove resilient as retailers recognize the necessity for brick-and-mortar establishments in higher-quality assets. In-store experiences continue to be a key element in customers' shopping expectations 10 HIGH-QUALITY PORTFOLIO WITHIN FAVORABLE U.S. RETAIL LANDSCAPE Sources: Coresight Research, State of the American Mall, 2023 (data as of 2022); Store Openings & Closures Tracker, 2025 (data as of 2024); Cushman & Wakefield, U.S. Retail MarketBeat, Q4 2024 (data as of 2024); NRF, 2022–2025 6,400 Store Openings across major U.S. retail sectors and categories Vacancy Rate Down to 5.4% in the U.S. (near record low) Foot Traffic Up 12% at U.S. top-tier malls in the U.S. compared to 2019 $3.6T $3.8T $4.0T $4.6T $4.9T $5.1T $5.3T 2018 2019 2020 2021 2022 2023 2024 U.S. ANNUAL RETAIL SALES* 2018-2024 84% In-store sales 16% Online sales *Excludes automobile dealers, gasoline stations and restaurants to focus on core retail

THE POSITIVE IMPACT OF A PHYSICAL STORE

"For retailers, having both an in-store and e-commerce presence promises synergistic sales opportunities that online-only platforms cannot recreate. According to ICSC, on average, **when a retailer opens a new physical store, it sees a 37% gain in traffic to their website**." – Coresight Research

Online Sales Increase After **Opening** a Store


+6.9%

All Retailers
(Established and Emerging)

Online Sales Decrease After **Closing** a Store


-11.5%

All Retailers
(Established and Emerging)

	IMPACT OF **OPENING** A RETAIL STORE FOR ONLINE SALES	IMPACT OF **CLOSING** A RETAIL STORE FOR ONLINE SALES
Department Stores	+51% increase	-49% decrease
Apparel	+12% increase	-37% decrease
Home	+10% increase	-59% decrease
Discount Department Stores	+5% increase	-42% decrease
Big Box Specialty	+2% increase	-6% decrease
Cosmetics	- 5% decrease	-36% decrease

Sources: ICSC Halo Effect III, 2023; Coresight Research, "Competing with E-Commerce Giants Through 2030: The Future of Malls-Part 3," 2024

Copyright © 2025 Macerich

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C o p yr ig h t © 2 0 2 5 M ac er ic h Key metrics across top retail REITs underscore Macerich’s competitive positioning 12 STRONG PORTFOLIO POSITIONING Portfolio Sales Per Square Foot Sources: Macerich data as of Q4 2024; Simon Property Group Earnings Release, Q4 2024; CBL Earnings Release, Q4 2024; Tanger Earnings Release, Q4 2024 Average Monthly Visits Per Location Sources: Macerich data as of Q4 2024; Placer.ai data as of April 17, 2025 and based on locations covered by Placer.ai, which may exclude some locations owned, managed or controlled by the company $837 $894 $739 $418 $444 0 100 200 300 400 500 600 700 800 900 1000 Total Porfolio Go-Forward Portfolio Simon CBL Tanger 42 31 214 84 37 585 633 444 325 275 0 100 200 300 400 500 600 700 0 50 100 150 200 Total Portfolio Go-Forward Portfolio Simon CBL Tanger in t h o u sa n d s # of Locations Avg Monthly Visits Per Location Macerich PORTFOLIO SALES PER SQUARE FOOT AVERAGE MONTHLY VISITS PER LOCATION Macerich

13 PATH FORWARD PLAN v 2.0 Chandler Fashion Center | Chandler, AZ

PATH FORWARD STRATEGY

SIMPLE AND EXECUTABLE PLAN:

1. Simplifying the Business
2. Operational Performance Improvement
3. Leverage Reduction

RECAP OF WHAT WE ARE SOLVING FOR

STRENGTHEN BALANCE SHEET

Deleverage the capital structure to a low-to-mid 6x range over 3-4 years

Deliver FFO/share launch goal of ~$1.80 over the next 3-4 years

FORTIFY CORE PORTFOLIO

Invest in and fortify Fortress and Steady Eddy Portfolio

Proactively consolidate selected joint venture assets that are core to the overall strategy

DRIVE OPERATIONAL EXCELLENCE

Achieve outstanding operational results through rigorous internal process improvements

POSITION FOR GROWTH

Enable the Company to go on offense:

- Strategic acquisitions
- Smart reinvestments
- Targeted developments

Copyright © 2025 Macerich

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SIMPLE & EXECUTABLE PLAN

1. SIMPLIFYING THE BUSINESS

	INITIAL PLAN	PROGRESS ON TRACK
01	Refresh portfolio ranking to focus on criteria beyond sales per square foot	Implemented expanded asset ranking criteria, refreshed portfolio groups and asset rankings (Fortress, Fortress Potential, Steady Eddy, Eddy)
02	Enhance the portfolio through asset sales and give-backs	Successful disposition program has resulted in refined portfolio and more focused platform for growth
03	Proactively consolidate selected joint ventures	Purchased our partners' interests and consolidated 100% ownership in five regional centers
04	Formalize capital allocation strategy	New capital allocation framework and clarity on priorities


YETI
Washington Square | Portland, OR


Los Cerritos Center | Cerritos, CA


Arrowhead Towne Center | Glendale, AZ

Copyright © 2025 Macerich

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SIMPLE & EXECUTABLE PLAN

2. OPERATIONAL PERFORMANCE IMPROVEMENT

INITIAL PLAN		PROGRESS ON TRACK
01	Proactively replace obsolete anchor spaces with anchors of the future	Committed or in LOI negotiations for 23 out of 26 anchor and big box replacements projected to open in Path Forward Plan between 2025 to 2028
02	Drive NOI growth – particularly among Eastern Seaboard assets	Anchor backfills, redevelopment and strategic leasing driving NOI growth
03	Continue to drive incremental total gross revenue from executed lease pipeline	Signed Not Opened (SNO) pipeline of ~$80 million on track for ultimate opportunity to achieve ~$130 million in cumulative SNO potential
04	Improve permanent occupancy	Strong leasing volumes and new lease deal completion percentage ahead of plan
05	Achieve outstanding operational results by evaluating and realigning internal processes	Streamlined leasing team structure, eliminated manual processes and created an advanced leasing tool/dashboard (i.e., “Leasing Speedometer”) for real-time lease tracking

Copyright © 2025 Macerich

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C o p yr ig h t © 2 0 2 5 M ac er ic h ✓ 01 Committed or in LOI negotiations for 23 out of 26 anchor and big box replacements ShopRite at Green Acres Mall replacing Sears RH at Broadway Plaza replacing Neiman Marcus • 26 anchors(1) totaling 2.3 million square feet to replace outdated retail • 88% committed or in LOI discussions • Estimated $600 million in annual sales (1) Tenants > 40K Square Feet; 26 anchors projected to open in Path Forward Plan between 2025 to 2028 OPERATIONAL PERFORMANCE IMPROVEMENT NEW ANCHORS EXPECTED TO DRIVE TRAFFIC, SALES & INLINE LEASING 17

OPERATIONAL PERFORMANCE IMPROVEMENT

STRATEGIC REDEVELOPMENT EXPECTED TO DRIVE NOI GROWTH

✓ 02

Case Study: Strategic Redevelopment Of Tysons Corner Center

TYSONS CORNER CENTER

Tysons, Virginia

Tysons Corner Center has solidified its position as a retail powerhouse, and we continue to enhance the center

West End: Reimagining the shopper experience from Bloomingdale's to Macy's into a vibrant and walkable retail, dining and entertainment district, anchored by upscale dining and a luxury market

East End: Common area project complete. Experience-driven entertainment Level 99, popular family dining options Maggiano's and The Cheesecake Factory, best-in-class retail and more to come


MARKET
Before
West End Future


Before
East End After

Copyright © 2025 Macerich

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C o p yr ig h t © 2 0 2 5 M ac er ic h ✓ 03 & 04 Strong leasing volumes and productivity FY 2024 Q1 2025 3.6M 2.6M New and Renewal Space Signed 863 320 Signed Leases (a 15% Increase from FY 2023 to FY 2024) 213 37 Store Openings 13 14 Consecutive Quarters of Positive Base Rent Leasing Spreads 70 22 New-to-Macerich Brands Executive Leasing Committee has reviewed 70% more new and renewal deals, and 145% more square footage 2025 year-to-date than during the same period last year Both periods represent the portfolio as of March 31, 2025 OPERATIONAL PERFORMANCE IMPROVEMENT STRONG LEASING PRODUCTIVITY & MOMENTUM 19

C o p yr ig h t © 2 0 2 5 M ac er ic h ✓ 03 & 04 New store leases which have or will commence from 2024 through 2028 are expected to produce total gross revenue of ~$80 million in excess of the revenue generated in the same spaces during 2024 ~$25 ~$30 ~$15 ~$10 $0 $5 $10 $15 $20 $25 $30 $35 2025 2026 2027 2028 ($ in m ill io n s) Cumulative SNO pipeline of ~$80 million • ~$6 million of SNO realized in 1Q25 (against ~$25 million estimate for 2025) • ~$74 million of remaining SNO to be realized in the balance of 2025 and thereafter On track for ultimate opportunity to achieve ~$130 million in cumulative SNO potential, representing an additional ~$50 million to the current SNO pipeline of ~$80 million Data as of May 12, 2025 (1) This new store leasing pipeline represents a cumulative estimate and includes open stores, leases signed not open and leases in documentation. The amounts are based on the permanent tenant revenues in the Go-Forward Portfolio, including development/redevelopment and excluding anticipated dispositions/give-backs. The Company estimates the SNO flow through to NOI to be approximately 80% OPERATIONAL PERFORMANCE IMPROVEMENT SUBSTANTIAL LEASING PIPELINE EXPECTED TO DRIVE GROWTH ~$80 MILLION SNO PIPELINE – ESTIMATED ANNUAL CONTRIBUTION 20

C o p yr ig h t © 2 0 2 5 M ac er ic h YEAR-END 2024 39% Complete MAY 2025 60% Complete YEAR-END 2025 TARGET 70% Complete MID-2026 TARGET 85% Complete FULL OPPORTUNITY 100% Complete 1. Implemented a new leasing dashboard tool to improve visibility and efficiency 2. Tracks revenue completion percentage for all new leasing activity in the 5-Year Plan 3. As of May 2025, the Company is ahead of schedule with 60% complete against initial target of ~50% by mid- 2025 MACERICH LEASING SPEEDOMETER - NEW LEASE DEAL COMPLETION % OPERATIONAL PERFORMANCE IMPROVEMENT NEW LEASE DEAL COMPLETION PERCENTAGE AHEAD OF PLAN ✓ 03 & 04 & 05 21

OPERATIONAL PERFORMANCE IMPROVEMENT

STREAMLINED ORGANIZATIONAL STRUCTURE & IMPROVED INTERNAL PROCESSES DRIVES PERFORMANCE

✓ 05

ORGANIZATIONAL CHANGES

CEO Reports: 8 Direct Reports → 4 Direct Reports

Revenue Responsibility:

- Permanent Leasing
- Temporary Leasing
- Anchor

→ Consolidated Departments: Perm/Temp/Anchor Leasing

Asset Management Reorganization to Enhance Operational Focus: 150 People (Asset Management, Property Management, Marketing) → 25 People (Property Strategy, P&L Responsibility and Portfolio Management)

PROCESS IMPROVEMENTS

Financial Focus: Pivot from short-term FFO objectives and capital decision making to long-term strategic decision making and value-creation focus. Created space specific long-term models for every asset that are used daily for revenue and capital decision making

Technology: Implemented dashboards for Asset Management, Leasing, Legal and Tenant Coordination for real-time visibility into the deal making, lease signing and store opening processes. Ultimately, streamlining communications for more efficient and effective decision making – eliminating 2,500+ spreadsheets and saving 15,000 annual man hours

Property Management: All processes are reviewed, and standard operating procedures (SOPs) are implemented

Copyright © 2025 Macerich

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SIMPLE & EXECUTABLE PLAN

3. LEVERAGE REDUCTION

INITIAL PLAN		PROGRESS ON TRACK
01	Organic NOI growth	Significant leasing progress and redevelopment/development on track to realize NOI growth potential and to achieve ~$130 million in cumulative SNO potential
02	Opportunistic equity issuance based on progress milestones	Achieved equity issuance component of Plan in 2H24
03	Asset sales with accretive proceeds and asset give-backs	Substantial progress on sales and give-back component of Plan – ~$1.2 billion completed or under contract (~$1.1 billion asset sales/give-backs and ~$0.1 billion outparcels/land) Identified clear path to achieving $2 billion disposition target

Copyright © 2025 Macerich

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LEVERAGE REDUCTION

NOI GROWTH FROM MAJOR DEVELOPMENT IS CONTRIBUTING TO LEVERAGE TARGETS

✓ 01

MAJOR DEVELOPMENTS

SCOTTSDALE FASHION SQUARE

TOTAL COST: $84-90M | PRO RATA TOTAL COST: $42-45M | STABILIZED YIELD 16%-18%

The completion of Phase II with Caesars Republic Hotel will continue with the luxury transformation into the 200K square foot two-level Nordstrom wing. Phase III will include the elevated renovation of Palm Court

GREEN ACRES

TOTAL COST: $130-150M | PRO RATA TOTAL COST: $130-150M | STABILIZED YIELD 12.5%-13.5%

Replacing 375K SF of outdated retailers and parking structures with a new grocery anchor, entertainment, modern retail, new-to-market eateries and eye-catching gathering spaces, all with a sweeping new streetscape. The pre-leasing demand has been very strong with almost 50% of the redevelopment square footage committed and another 17% in LOI stage, including signed deals from 80,000 square foot supermarket anchor, ShopRite, and The Cheesecake Factory

FLATIRON CROSSING

TOTAL COST: $245-265M | PRO RATA TOTAL COST: $125-135M | STABILIZED YIELD 6.75%-7.75%

Densifying into a high-profile campus with a multi-use community hub – HiFi. Over three phases, 25 acres will be transformed into luxury apartments, new/repurposed retail, food and beverage and the redevelopment of a former Nordstrom

~$35 MILLION = PROJECTED ANNUAL PRO RATA NOI @ STABILIZATION

Information is estimated and may periodically change. See the Company's forward-looking disclosures


Scottsdale Fashion Square | Scottsdale, Arizona


Rustic Tavern
Green Acres Mall | Valley Stream, New York


FlatIron Crossing | Broomfield, Colorado

Copyright © 2025 Macerich

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LEVERAGE REDUCTION

ASSET SALE & GIVE-BACK STRATEGY IS WORKING

✓ 03

SALES AND GIVE-BACKS

COMPLETED AND UNDER CONTRACT → *(~$1.1 BILLION)*

- ✓ Santa Monica Place - defaulted on $300 million loan
- ✓ The Oaks - closed on $157 million sale
- ✓ Country Club Plaza - closed on $147 million short sale and discounted payoff
- ✓ Biltmore Fashion Park - closed on $110 million sale
- ✓ Wilton Mall - closed on $25 million sale
- ✓ SouthPark Mall - closed on $11 million sale
- ✓ Southridge Mall - closed on $4 million sale
- ✓ Lakewood Center - under contract to sell

IN PROGRESS

- ❑ Several additional Eddy mall sales or give-backs totaling up to $300-$400 million → *$1.4-$1.5 billion of goal*
- ❑ Ongoing sale of outparcels, freestanding retail, non-enclosed malls and land ($77 million sold or under contract against 2025 target of $100-$150 million) → *$2 billion final goal*


LAKEWOOD CENTER
Lakewood Center Under Contract


SOUTHPARK MALL
DICK'S
SouthPark Mall Sold

Copyright © 2025 Macerich

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26 PORTFOLIO AND FINANCIAL OVERVIEW Fashion Outlets of Chicago | Chicago, IL

PORTFOLIO OVERVIEW

Strategic disposition plan refines portfolio and creates a more focused platform for growth

KEY METRIC	TOTAL PORTFOLIO *As of Dec 31, 2024*	GO-FORWARD PORTFOLIO *As of Dec 31, 2024*
# OF REGIONAL RETAIL CENTERS	42[1]	31
TOTAL GLA (SF)	43M	34M
PORTFOLIO OCCUPANCY	94.1%	94.5%
PORTFOLIO SALES PER SQUARE FOOT	$837	$894
AVERAGE ANNUAL TRAFFIC	7.0M	7.6M
NOI AT PRO RATA SHARE	$826M[2]	$720M[3]
TOTAL YEAR END 2024 DEBT AT PRO RATA SHARE[4]	$6.7B[5]	$5.8B[6]

(1) Includes two community/power centers
(2) Represents actual 2024 NOI – All Centers
(3) Represents Pro Forma Go-Forward Portfolio NOI, adjusted to account for 2024 acquisitions, dispositions and other activity, as well as future projected asset sales, give-backs and outparcel sales
(4) Debt balance outstanding includes the unamortized debt discounts and loan finance costs
(5) The Company's total outstanding loan indebtedness, which includes mortgages and other notes payable, at December 31, 2024 was $6.7 billion (consisting of $4.99 billion of consolidated debt, less $0.03 billion of noncontrolling interests, plus $1.69 billion of its pro rata share of unconsolidated joint venture debt)
(6) The Company's total Go-Forward Portfolio outstanding loan indebtedness, which includes mortgages and other notes payable, at December 31, 2024 was $5.8 billion (consisting of $4.31 billion of consolidated debt, less $0.03 billion of noncontrolling interests, plus $1.50 billion of its pro rata share of unconsolidated joint venture debt)

Copyright © 2025 Macerich

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GO-FORWARD PORTFOLIO LIST[1]

Go-Forward Portfolio grouped by asset rankings

FORTRESS
Green Acres Mall
Los Cerritos Center
Queens Center
Scottsdale Fashion Square
Tysons Corner Center

FORTRESS POTENTIAL
Arrowhead Towne Center
Broadway Plaza
Chandler Fashion Center
Danbury Fair Mall
Fashion Outlets of Chicago
Kierland Commons
SanTan Village Regional Center
Washington Square

STEADY EDDY
Corte Madera, The Village at
Deptford Mall
Desert Sky Mall
Eastland Mall
FlatIron Crossing
Freehold Raceway Mall
Fresno Fashion Fair
Inland Center
Kings Plaza Shopping Center
Stonewood Center
Valley River Center
Victor Valley, Mall of
Vintage Faire Mall

EDDY
Fashion District Philadelphia
NorthPark Mall
Pacific View
South Plains Mall
Superstition Springs Center


lululemon
The Village at Corte Madera | Corte Madera, CA

(1) Preliminary list of Go-Forward assets; subject to change

Copyright © 2025 Macerich

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C o p yr ig h t © 2 0 2 5 M ac er ic h PATH FORWARD PLAN – ILLUSTRATIVE NOI BRIDGE Footnotes: See next page (dollars in millions) 29

C o p yr ig h t © 2 0 2 5 M ac er ic h ILLUSTRATIVE NOI BRIDGE FOOTNOTES (1) Net Operating Income represents NOI - All Centers for the twelve months ended December 31, 2024. NOI is a non-GAAP measurement. See ’Appendix’ for a discussion of the non-GAAP measurement and a reconciliation to GAAP loss (2) Dispositions represents the net operating income pro forma adjustment as if the following transactions were in effect for the full year A) the dispositions of i) Country Club Plaza, ii) Biltmore Fashion Park, iii) the stand- alone parcel at Valle Vista Mall, iv) Southridge Mall and v) The Oaks; and B) loans in default for which the Company anticipates transferring title to the underlying property for Santa Monica Place (3) Acquisitions represents the net operating income pro forma adjustment to recognize the annualized net operating income from the acquisition as if acquired for the full year for i) Arrowhead Towne Center, ii) South Plains Mall, iii) Lakewood Center, iv) Los Cerritos Center and v) Washington Square (4) Other includes the net operating income pro forma adjustments (income) expense components excluded from NOI - All Centers, including legal claims settlement income, interest income, non-real estate investments and other assets (5) Pro Forma NOI is the net operating income for the period ended December 31, 2024, adjusted for the annualized net operating income from Acquisitions, Dispositions and Other as noted in footnotes 2, 3 and 4. The Company believes it is useful for investors to evaluate the operating performance of the Company after pro forma adjustments for partial year acquisition and disposition activity and legal claims settlement income, interest income, non-real estate investments and other assets (6) Asset Sales / Give-backs represents the estimated net operating income adjustment for 10 assets that are projected to be sold or given back to secured lenders. This total bucket assumes an estimated weighted average cap rate range of 10%-11%. Included in this bucket are i) Wilton Mall (closed 1Q25), ii) Southridge Mall (closed 2Q25), iii) Lakewood Center (under contract) and iv) The Shops at Atlas Park (marketed for sale) (7) Outparcel Sales represents the estimated net operating income adjustment for the projected sale of vacant land, non-mall assets and free-standing, triple-net parcels. Total Outparcel Sales (excluding land) estimated to be in the range of $425-$475 million at an estimated weighted average cap-rate range of 7%-8%. Land sales estimated to be in the range of $100-$150 million (8) Pro Forma Go-Forward NOI represents the 2024 adjusted base net operating income for the Company's projected, Go-Forward asset portfolio which has been adjusted to account for Acquisitions, Dispositions, Other Adjustments in 2024 as well as future projected, Asset Sales / Give-Backs and Outparcel Sales (9) NOI Growth includes incremental NOI derived primarily from new leasing activity and contractual rent escalations and includes specialty leasing and ancillary income growth and operating expense growth Approximately 65%, or $70 million, of the NOI growth is secured through escalations or committed through in-place leases, signed not open leases and leases in documentation (10) Major Development Projects includes the incremental pro forma NOI from major development projects: Scottsdale Fashion Square - Nordstrom wing renovation/re-leasing, Green Acres Mall redevelopment and FlatIron Crossing residential and retail development. Approximately 45% of the Major Development NOI is committed through in-place leases, signed not open leases and leases in documentation (11) Other Redevelopment includes the incremental pro forma NOI from anchor redevelopments and replacements and other large format leasing projects. Approximately 50% of the Redevelopment NOI growth is committed through in-place leases, signed not open leases and leases in documentation (12) 2028 Pro Forma NOI represents the combined pro forma NOI from NOI growth, Major Development and Other Redevelopment. 2028 Pro Forma NOI is provided for illustrative purposes to reflect the potential impact of the Path Forward Plan and does not represent guidance (13) The Company did not include a reconciliation of 2028 net (loss) income attributable to the Company to Net Operating Income (“NOI”) because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company's results (14) Due to rounding, numbers presented may not add up precisely to the totals provided 30

ROADMAP TO FFO – KEY 2028 COMPONENTS

ILLUSTRATIVE PRO FORMA NOI AND TARGET FFO RANGES

(in millions, except per share data)

2028 PRO FORMA GO-FORWARD PORTFOLIO NOI	**$860**	**$880**	**$900**	(1)
Management Company and REIT G&A, net	(80)	(75)	(70)	(2)
Other income, expenses and GAAP adjustments	8	10	12	(3)
Leasing Expenses	(50)	(45)	(40)	(4)
Interest Expense, net	(295)	(285)	(275)	(5)
2028 TARGET FFO	**$443**	**$485**	**$527**	(6)
TARGET SHARE COUNT IN 2028	**268**	**268**	**268**	(7)
TARGET FFO PER SHARE	**$1.65**	**$1.81**	**$1.97**	

(1) ***2028 Pro forma NOI*** *represents an illustrative range of the combined pro forma Go-Forward Portfolio NOI, which includes NOI Growth, Major Development Projects and Other Redevelopment and does not represent guidance*

(2) ***Management Company and REIT G&A, net*** *includes management company and REIT general and administrative expenses, net of management company revenues and capitalized development overhead*

(3) ***Other income, expenses and GAAP adjustments*** *includes municipal income, property-level interest income and other corporate income, less expenses including income tax expense and various GAAP adjustments such as straight-lining of rent and above/below market adjustments for in place leases*

(4) ***Leasing Expenses*** *includes expenses associated with internal leasing personnel and their efforts to lease the portfolio*

(5) ***Interest Expense, net*** *includes target interest expense related to applicable mortgage loans in the Go-Forward portfolio, target interest expense from The Macerich Partnership, L.P. - Line of Credit, target amortization of finance costs, target capitalized interest and target debt (discounts) or premiums. Interest expense is forecasted based on asset specific financing assumptions, extensions or modifications, or repayment in full of applicable mortgage loans. The weighted average interest rate for the refinancing of debt maturing in years 2025-2028 is estimated at 6.25%*

(6) ***2028 Target FFO*** *represents an illustrative range of FFO based on pro forma NOI and other income, less expenses. 2028 Target FFO represents the Company's target and does not represent guidance*

(7) ***2028 Target Share Count*** *includes the estimated effect of share and unit-based compensation plans over the forecast period*

(8) *The Company did not include a reconciliation of 2028 net (loss) income attributable to the Company to 2028 Pro Forma Go-Forward Portfolio Net Operating Income ("NOI") and 2028 Target FFO because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company's results*

Copyright © 2025 Macerich

31

C o p yr ig h t © 2 0 2 5 M ac er ic h 3-PRONGED PLAN TO DELEVER ▪ Opportunistic equity issuance: Completed ▪ Asset sales and asset give-backs: ~60% Completed ▪ Total NOI growth: ~60% Secured 32 PATH TO DELEVERAGING TARGET GOAL: From a high 8x to a low-to-mid 6x target leverage (1) See appendix for net debt to EBITDA calculation CURRENT LEVERAGE(1) AS OF MAR 31, 2025 SALES & GIVE BACKS NOI GROWTH LEVERAGE AS OF DEC 31, 2023 6.25x – 6.55x TARGET LEVERAGE 8.76x 7.95x 0.5x – 0.6x 0.9x – 1.1x ~1x lower leverage achieved to-date

ANTICIPATED CAPITAL INVESTMENTS SUMMARY

LIQUIDITY SNAPSHOT

As of May 12, 2025


Cash and Cash Equivalents
Available Capacity on $650 million Line of Credit
$345M
~$1.0B
LIQUIDITY (1)
$650M

CAPITAL INVESTMENTS SUMMARY


NOI Growth
Major Development Projects
Other Redevelopment
$200M
$230M
~$1.2B
CAPITAL INVESTMENT (5)
$720M
Leasing (2) $320M
Capex (3) $250M
Large Scale Capex (4) $150M

(1) Available Liquidity as of May 12, 2025, excludes restricted cash
(2) Leasing includes tenant improvement allowances and leasing commissions associated with the Go-Forward Portfolio, which drives NOI Growth
(3) Operating Capex assumes approximately $60-$65 million per annum in maintenance capex across the Portfolio
(4) Large Scale Capex includes larger scale common area redevelopment, interior renovations, physical plant, signage, etc.
(5) Capital Investment includes capital spend for major development, other redevelopment, NOI growth, leasing costs, operating maintenance capex and other large scale capex projects. Represents estimated capital spend from 2025 through 2028 at the Company's pro rata share. The Company anticipates these capital uses to be funded by cash on hand, cash generated by the Company, available capacity under the Macerich Partnership, L.P. Line of Credit and/or net proceeds from asset sales. Capital investment excludes capitalized interest and other development related costs

Copyright © 2025 Macerich

33

SUMMARY – KEY TAKEAWAYS

- The Path Forward Plan strategy is working
- The New Macerich is a much better informed, aligned and operationally focused company than ever before
- Portfolio is being repositioned to focus on the high-quality, top-performing regional retail centers
- Substantial progress on sales and givebacks ahead of Plan with ~$500 million of outparcels/land remaining to sell
- We are ahead of schedule on our leasing progress targets with ~$50 million of SNO left to achieve our ultimate opportunity
- Our leasing progress puts us on track to reach a major inflection point in mid-2026 – signaling our proximity to substantial completion of the Path Forward Plan


Anthropologie
Danbury Fair Mall | Danbury, CT

Copyright © 2025 Macerich

34

35 CASE STUDIES Scottsdale Fashion Square | Scottsdale, AZ

REINVESTMENT SUCCESS

We continue to strategically reinvest in our high-quality shopping centers, enhancing their appeal and long-term value

SCOTTSDALE FASHION SQUARE

BARNEY'S TO APPLE & INDUSTRIOUS COMPLETED 2018-2019

A vacant Barney's New York transformed into a new wing anchored by a flagship Apple (opened September 2018) and a first-to-market Industrious (opened January 2019), resulting in **double-digit traffic increase** from 2018 to 2019

Apple (Flagship) | INDUSTRIOUS | DICK'S SPORTING GOODS | Harkins CAMELVIEW (Flagship) | lululemon (Flagship) | WARBY PARKER | LUCID


BEFORE
AFTER

PHASE I – LUXURY WING COMPLETED NOVEMBER 2018

The Neiman Marcus wing was reimagined to deliver Arizona's premier luxury destination, featuring world-class dining, iconic designer brands and an elite fitness club with a rooftop pool and bar. The Phase I project has driven a **13% increase in visitor traffic** in 2024 compared to 2019 and **118% increase in sales** from December 2017 to Q1 2025 through continuously strong leasing demand from best-in-class brands and restaurants

NOBU | Ocean 44 | FRANCINE | Dior (Flagship) | BOTTEGA VENETA (Flagship) | YvesSaintLaurent (Flagship) | LIFE TIME®


BEFORE
AFTER

Sources: Placer.ai

Copyright © 2025 Macerich

36

REINVESTMENT SUCCESS

TYSONS CORNER CENTER

Phase I Completed May 2015: Residential, Office, Hotel & Plaza

To serve the rapidly expanding and upscale region, we completed the development of a luxury residential tower, a trophy office tower, a flagship Hyatt Regency with 300 keys and a 1.5-acre elevated plaza for year-round activations. The result is a **40% increase in visitor traffic from 2013 to 2024** and a **36% increase in Sales Per Square Foot** from 2015 at $851 to $1,157 in Q4 2024

Phase II In Progress: $100M In Center Enhancements

Driven by strong sales and growing foot traffic, Tysons Corner Center has attracted **$66M in retailer investments** for store upgrades and first-of-its-kind concepts, including a first in the world Apple store design. **Macerich is adding $45M** in enhancements, underscoring our commitment to a best-in-class, unique shopping experience

EXPANSIONS

Flagship

WARBY PARKER

LENKERSDORFER

NESPRESSO

RENOVATIONS

bloomingdale's NORDSTROM macy's


BEFORE
AFTER


BEFORE
AFTER

Apple's first in the world retail store completed a relocation and expansion in 2023 to reopen a new, first-in-the-world store design

Sources: Placer.ai; Scarborough Research 2025, Release 2 (Sept 2012-Aug 2013) vs. Release 2 (Aug 2023-Apr 2024/Mar-Sep 2024)

Copyright © 2025 Macerich

37

REINVESTMENT SUCCESS

CHANDLER FASHION CENTER — NORDSTROM TO SCHEELS

In Fall 2023, the former 144K square foot Nordstrom was transformed into a first-to-market **220K square foot Scheels All Sports**—marking a strategic repositioning that has already delivered strong performance gains, increased foot traffic and the designation as Scheels' top-performing location nationwide

+21%
Increase in total visitor traffic

+44%
Expansion in the total trade area

Compared to the same 18-month period in 2017-2019 during Nordstrom's operations


BEFORE
NORDSTROM
SCHEELS
SCHEELS
AFTER

Copyright © 2025 Macerich

Sources: Placer.ai

38

39 APPENDIX Broadway Plaza | Walnut Creek, CA

C o p yr ig h t © 2 0 2 5 M ac er ic h RECONCILIATION OF NET LOSS ATTRIBUTABLE TO THE COMPANY TO ADJUSTED EBITDA & NET OPERATING INCOME (“NOI”) FOR THE YEAR ENDED DECEMBER 31, 2024 Net loss attributable to the Company ($194,120) Interest expense – consolidated assets 219,987 Interest expense – unconsolidated joint ventures (pro rata) 130,217 Depreciation and amortization – consolidated assets 294,780 Depreciation and amortization – unconsolidated joint ventures (pro rata) 148,740 Noncontrolling interests in the Operating Partnership (8,766) Less: Interest expense and depreciation and amortization allocable to noncontrolling interests in consolidated joint ventures (9,736) Gain on extinguishment of debt, net (14,403) Loss (gain) on sale or write down of assets, net – consolidated assets (38,959) Loss on sale or write down of assets, net – unconsolidated joint ventures (pro rata) 180,089 Add: Noncontrolling interests share of gain on sale or write-down of consolidated joint ventures, net 330 Income tax benefit (1,300) Distributions on preferred units 348 Adjusted EBITDA (a) 707,207 REIT general and administrative expenses 28,145 Management Companies' revenues (29,814) Management Companies' operating expenses 82,059 Leasing expense, including joint ventures at pro rata 44,152 Straight-line and above/below market adjustments (5,972) NOI - All Centers (b) $ 825,777 Note: The Company did not include a reconciliation of 2028 net (loss) income attributable to the Company to adjusted EBITDA and net operating income (“NOI”) because the Company is unable, without making unreasonable efforts, to provide meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results (a) Adjusted EBITDA represents earnings before interest, income taxes, depreciation, amortization, noncontrolling interests in the Operating Partnership, loss on sale or write down of assets, gain on extinguishment of debt and distributions on preferred units and includes joint ventures at the Company's pro rata share. Management considers Adjusted EBITDA to be an appropriate supplemental measure to net loss because it helps investors understand the ability of the Company to incur and service debt and make capital expenditures. The Company believes that Adjusted EBITDA should not be construed as an alternative to operating income as an indicator of the Company's operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) or as a measure of liquidity. The Company also cautions that Adjusted EBITDA, as presented, may not be comparable to similarly titled measurements reported by other companies (b) The Company presents NOI because the Company believes it is useful for investors to evaluate operating performance of the Centers. NOI is calculated using total Adjusted EBITDA and eliminating the impact of the Management Companies' revenues and operating expenses, leasing expenses (including joint ventures at pro rata), the Company's REIT general and administrative expenses and the straight-line and above/below market adjustments to minimum rents (in thousands, except per share amounts) 40

C o p yr ig h t © 2 0 2 5 M ac er ic h NET DEBT TO ADJUSTED EBITDA Total Company's Pro Rata Share of Debt $ 6,798,037 (a) Less: Cash, including joint ventures at the Company's share (311,608) Restricted Cash, including joint ventures at the Company's share $ (114,586) Exclude: Restricted Cash that is not loan cash collateral 55,609 Less: Restricted Cash - loan cash collateral (58,977) (b) Less: Debt for Santa Monica Place (lender-controlled) (299,121) Net Debt 6,128,331 (c) Adjusted EBITDA (trailing twelve months) $ 727,673 (d) Plus: Leasing expenses (trailing twelve months) 44,811 (e) Plus: EBITDA Impact from investment (gains)/losses on non-real estate investments (trailing twelve months) 10,758 (f) Plus: adjustment for acquisitions and dispositions (trailing twelve months) (9,402) (g) Plus: Other adjustments (trailing twelve months) (2,545) (h) Adjusted EBITDA, as further modified (trailing twelve months) $ 771,295 Net Debt to Adjusted EBITDA, as further modified 7.95x (i) Footnotes: See next page (dollars in thousands, at Company’s pro rata share) 41

C o p yr ig h t © 2 0 2 5 M ac er ic h NET DEBT TO EBITDA FOOTNOTES a) The debt balances include the unamortized debt discounts and loan finance costs. Debt discounts represent the deficiency of the fair value of debt below the principal value of debt assumed in various acquisitions. Debt discounts and loan finance costs are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. As of March 31, 2025, the Company's pro rata share of unamortized debt discounts and loan finance costs were $66.8 million and $28.0 million, respectively b) Represents Restricted Cash that is held by lenders for various purposes, which effectively serves as cash collateral to the underlying loan until the cash is recouped into liquid resources by the borrower c) Net Debt is a non-GAAP measure which represents Debt less Cash and Restricted Cash. Management believes that the presentation of Net Debt provides useful information to investors because it reviews Net Debt as part of its management of the Company's overall liquidity, financial flexibility, capital structure and financial leverage d) Adjusted EBITDA for the trailing twelve months is calculated as follows: e) GAAP provides that leasing costs incurred through outside, external leasing brokers may be capitalized. However, leasing compensation incurred through internally staffed leasing personnel generally may not be capitalized and must be expensed. Management believes adding back these leasing expenses provides useful information to investors because it allows them to more easily compare the Company's results to other REIT's f) The Company holds certain non-real estate investments that are subject to market changes every quarter. These investments are not core to the Company's business, and the changes to market value and the related gain or loss are entirely non-cash in nature. As a result, the Company believes that the gain or loss on non-real estate investments should be excluded from Adjusted EBITDA g) Represents the net forward EBITDA adjustment to properly account for the trailing twelve-months Adjusted EBITDA for: A) the acquisitions of: i) Arrowhead Towne Center, ii) South Plains Mall; iii) Lakewood Center, iv) Los Cerritos Center and v) Washington Square and Square Too; B) the dispositions of i) One Westside, iI) Country Club Plaza, iii) Biltmore Fashion Park, iv) the stand-alone parcel at Valle Vista Mall, v) Southridge Mall, vi) The Oaks and vii) Wilton Mall; and C) loans in default for which the Company anticipates transferring title to the underlying property for Santa Monica Place h) Represents the adjustment for employee severance costs and legal claims settlement income, net i) Net Debt to Adjusted EBITDA, as further modified, is calculated using net debt as of period end divided by Adjusted EBITDA, as further modified, for the twelve months then ended. Management uses this ratio to evaluate the Company's capital structure and financial leverage. This ratio is also commonly used in the Company's industry, and management believes it provides a meaningful supplemental measure of the Company's overall liquidity, financial flexibility, capital structure and financial leverage Add: Subtract: Add: For the Three Months Ended For the Three Months Ended For the Twelve Months Ended Trailing Twelve Months March 31, 2025 March 31, 2024 December 31, 2024 March 31, 2025 Adjusted EBITDA, as reported $ 172,738 $ 152,272 $ 707,207 $ 727,673 For a reconciliation of net loss to Adjusted EBITDA for the three months ended March 31, 2025 and 2024, see the Company’s Supplemental Information. For the first quarter 2025 on the Company’s website and for the twelve months ended December 31, 2024, see page 40 42

MACERICH (NYSE: MAC) ONE OF THE NATION’S LEADING OWNERS, OPERATORS & DEVELOPERS OF MAJOR RETAIL PROPERTIES IN ATTRACTIVE U.S. MARKETS, INCLUDING CALIFORNIA, PHOENIX/SCOTTSDALE, PACIFIC NORTHWEST, GREATER NEW YORK AND WASHINGTON, D.C.